Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Bullion Monarch Mining, Inc. (the “Registrant”) on Form 10-Q/A-1 for the period ending January 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, R. Don Morris, President and Philip Manning, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 22, 2010	By:	/s/R. Don Morris
R. Don Morris
President and Director

Date:	June 22, 2010	By:	/s/Philip Manning
Philip Manning
Chief Financial Officer